Exhibit 99.1

1 NASDAQ: CNSP July 2025

2 Forward Looking Statements This presentation incorporates information from materials filed with the SEC and contains forward - looking statements. All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward - looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward looking statements. We have based these forward - looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short - term and long - term business operations and objectives, and financial needs. These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the “Risk Factors” section of most recent Form 10 - K as updated by any subsequent Form 10 - Q filings. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward looking statements.

3 Overview Developing Anti - Cancer Drug Candidates for the Treatment of Primary and Metastatic Brain Cancers Strong Financial Position Proven Clinical Development "Engine" with Global Trial Site Network in Place to Accelerate Complex CNS Focused Trials Advancing Lead Product Candidate, TPI 287 for treatment of Glioblastoma Multiforme (GBM) • Late - stage, novel, blood brain - barrier permeable taxane - derivative (abeotaxane) • Studies in over 350 patients to date, include clinical trials as monotherapy and combination with bevacizumab Reported Primary Analysis of Berubicin Monotherapy in 2 nd line GBM • Ongoing analysis of outcomes ongoing to determine next steps 1. Did not a statistically significant difference in overall survival, the primary endpoint

A Focused and Targeted CNS Oncology Pipeline 4 Program Indication Preclinical Phase 1 Phase 2 Phase 3 Highlights TPI 287 Glioblastoma Multiforme (GBM) • Studied in over 350 patients to date • Plan to engage with regulators to design potential registration study in 2025 A Much Bigger Story Beyond GBM Potential Future Indications Primary Brain Tumors 15,000 Patients High Grade Gliomas in Pediatrics 6,000 Patients Brain Metastases - Combo with Radiation Therapy 45,000 Patients Primary CNS Lymphoma (PCSNL) 1,200 Patients

Established "Engine" to Execute Global CNS Clinical Trials 5 Key Learnings and Established Network From Berubicin Monotherapy Potentially Pivotal Trial CNS Focused Clinical Trial Sites Successfully Built CNS Trial Network and Enrolled Patients in Record Time, All During a Global Pandemic Countries Patients Enrolled in an Orphan GBM Indication 46 5 247 Months to Fully Enroll the Trial 27

Proven Clinical Development Infrastructure Optimized for Brain Cancer Drug Development 6 Relationships • Deliberate establishment of a global, CNS focused network • Commitment to work in this disease • Deep understanding of the landscape of clinical trials in GBM Program Development Infrastructure & Efficiencies • Seamless transition to our next asset • Built to last • Set up for success

Glioblastoma Multiforme (GBM) 7 1: https://braintumor.org/take - action/about - gbm/ 2: 8 Major Markets includes USA, France, Germany, Italy, Spain, UK, Japan and urban China 3: Global Data, “Glioblastoma Multiforme (GBM): Opportunity Analysis and Forecasts to 2027” (2017) One of the most aggressive, deadly and treatment - resistant cancers that forms in the brain Current standard of care ineffective in ~60% of patients Can affect cognition, mood, behavior and organ function 12 – 18 MONTHS Average Life Expectancy 1 >50,000 New Cases in the 8 Major Markets 2 Each Year 3 ~48% Of All Primary Malignant Brain Tumors 1 >151,000 Forecast of Annual New Cases in the 8 Major Markets 2 by 2027 3

8 The Blood Brain Barrier (BBB) Highly Selective, Semi - Permeable Barrier that Separates the Circulating Blood from the Brain Key Functions • Protection: • Blocks toxins, pathogens and potentially harmful molecules from entering the brain by transporters that bind to these substances and deliver them back to the bloodstream • Selective Permeability : • Allows essential nutrients like glucose and amino acids to pass through while restricting larger or harmful molecules • Maintaining Homeostasis : • Ensures a controlled environment for proper neuronal function Drug Delivery to the Brain is Challenging Due to the BBB’s Selective Nature, Limiting the Access and Effectiveness of Cancer Therapies in the Brain

9 TPI 287 Late Stage, Novel Blood Brain Barrier Permeable Abeotaxane for Treatment of Brain Malignancies

10 TPI 287: A Novel T a x a n e Derivative TPI 287 Paclitaxel • Taxanes • A class of chemotherapy that binds to microtubules and prevents them from functioning normally, which stops cancer cells from dividing • A substrate for P - glycoprotein (Pgp), which is upregulated in cells that become taxane - resistant, and is part of the BBB • TPI 287 • A derivative of taxane (abeotaxane) that is not a substrate for Pgp • Effective in taxane - resistance and able to cross the BBB

11 Readily Penetrates the Blood Brain Barrier in Animal Models

Clinical Trials with TPI 287 12 Evaluated in multiple Phase 1 and Phase 2 studies Engaging with regulators to advance into registrational study Fast Track Designation Orphan Drug Designation with 7 years market exclusivity in the U.S. ̭ ̭ ̭ ̭

TPI 287 in Combination with Bevacizumab for the Treatment of Recurrent Glioblastoma 13 Progression - Free Survival Overall Survival Median OS: 13.4 mo [95% C.I. 10.9, 17.9] 12 - month OS: 64% Median PFS: 5.5 mo [95% C.I. 4.1, 8.2] 6 - month PFS: 40%

14 * Graphs represent aggregate data from multiple studies Improved GBM Survival in Combination with Bevacizumab

15 Berubicin Evaluation of Strategic Options May Provide Potential for Upside

Summary of Primary Analysis 16 Berubicin Reported Primary Analysis of Berubicin in 2 nd line GBM Ongoing analysts of outcomes ongoing to determine next steps 252 Subjects BERUBICIN 168 subjects LOMUSTINE 84 subjects Randomized: 2:1 7 . 1 mg/m 2 IV infusion for 2 hours for 3 consecutive days followed by 18 days off study drug Single oral dose of 130 mg/m2 every 6 weeks, or per the full prescribing information 1. Did not a statistically significant difference in overall survival, the primary endpoint Showed clinically relevant outcomes comparable to Lomustine across multiple endpoints 1 Safety profile continues to be favorable, including the absence of anthracycline related cardiotoxicity Analysis of outcomes are ongoing, including advanced imaging review, PK, and clinical endpoints

Berubicin Demonstrated Comparable Overall Survival Compared to Standard of Care, Lomustine 17

Financial Snapshot NASDAQ: CNSP Cash Expected to Fund Operations Into the Second Half of 2026 18 $17.5 Million Cash* As of March 31, 2025 ~1.7M Volume Average 3 months ~$4.4 Million Market Cap As of July 1, 2025 The number of shares of the registrant’s common stock outstanding as of March 31, 2025 was 5,461,951 *Cash Position Includes Net Proceeds from Raise - $13.0 Million with $4.5 Million Raised After Quarter - End ~$4.5 Million

19 Management T e a m Twenty - one years experience managing the operations, strategies and finances of public and private lifescience companies. PRESIDENT & CHIEF EXECUTIVE OFFICER John M. Climaco, Esq Over 35 years of drug development experience and responsible for the development of Carboplatin, one of the world’s leading cancer drugs, acquired by Bristol - Myers Squibb and with annual sales of over $500 million. Donald Picker, PhD Board certified hematologist/medical oncologist with extensive experience in clinical development of novel therapies for the treatment of cancer. Frm Head Global Clinical Development at Novartis. Sandra L. Silberman, MD, PhD Nearly 20 years of finance and investment banking experience primarily in the healthcare industry Christopher S. Downs, CPA CHIEF SCIENTIFIC OFFICER CHIEF MEDICAL OFFICER CHIEF FINANCIAL OFFICER

20 NASDAQ: CNSP Investor & Media Relations: JTC Team, LLC Jenene Thomas 908.824.0775 CNSP@JTCIR.com